Share Capital	12 Months Ended
Jun. 30, 2021
Share Capital, Reserves and Other Equity Interest [Abstract]
Share Capital	SHARE CAPITAL
Accounting policy
Ordinary shares are classified as equity, incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.

The cost of treasury shares is eliminated against the share capital balance.

Authorised
1 200 000 000 (2020: 1 200 000 000) ordinary shares with no par value.
4 400 000 (2020: 4 400 000) convertible preference shares with no par value.

Issued
616 052 197 (2020: 603 142 706) ordinary shares with no par value. All issued shares are fully paid.
4 400 000 (2020: 4 400 000) convertible preference shares with no par value.

Share issues
Share placing
During June 2020, Harmony conducted a placement of ordinary shares with existing and new institutional investors. A total of 60 278 260 new ordinary shares were placed at a price of R57.50 per share, raising gross proceeds of approximately R3.466 billion. The Placing Shares issued represent, in aggregate, approximately 11.1% of the group's issued ordinary share capital before the Placing. The Placing Price represents a discount of 5.4% to the closing share price on 24 June 2020 and a 3.5% discount to the 30-day volume-weighted average price (VWAP). The Placing Shares rank pari passu in all respects with the existing Harmony ordinary shares, including the right to receive all dividends and other distributions declared, made or paid after the date of issue thereof. The proceeds of the Placing was used by Harmony to discharge the US$200 million cash consideration to acquire AGA's remaining South African assets (refer to note 14). The share issue costs amounted to R83 million.

Accelerated bookbuild
During June 2018, Harmony conducted a placement of 55 055 050 new ordinary shares to qualifying investors through an accelerated bookbuild. ARM subscribed for an additional 11 032 623 shares at R19.12 a share, totalling R211 million, in July 2018. The issue resulted in ARM maintaining its shareholding of 14.29% post the placement of shares. In total, gross proceeds of R1.26 billion were raised to fund part of the outstanding bridge loan raised for the acquisition of the Moab Khotsong operations.

Share issues relating to employee share options
An additional 12 909 491 (2020: 3 023 251) shares were issued to settle the exercise of share options by employees relating to Harmony's management share option schemes. Note 36 sets out the details in respect of the share option schemes.

Convertible preference shares
On 20 February 2019, Harmony issued 4 400 000 convertible preference shares to the Harmony Gold Community Trust. The convertible preference shares carry a minimum annual preference dividend of R2 per share and are convertible into ordinary shares on a 1:1 basis after the tenth anniversary of the date on which the shares were issued. The conversion is at the election of Harmony.
24     SHARE CAPITAL continued
Treasury shares
Included in the total of issued shares are the following treasury shares:

Number of shares	2021	2020
Ordinary shares
Lydenburg Exploration Limited[1]	335	335
Kalgold Share Trust[2]	47 046	47 046
Harmony ESOP Trust[2]	5 894 081	6 335 629
Convertible preference shares
Harmony Gold Community Trust[3]	4 400 000	4 400 000
1    A wholly-owned subsidiary.
[2]    Trust controlled by the group.
[3]    The issue of the convertible preference shares did not impact the group's consolidated financial statements as the Harmony Gold Community Trust is controlled by the group.